Exhibit 99.(q)

Power of Attorney

PowerShares India Exchange-Traded Fund Trust (the “Trust”)

                The undersigned, does hereby constitute and appoint Stuart M. Strauss of Clifford Chance US LLP his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

/s/ Ronn R. Bagge
Ronn R. Bagge

Date: February 22, 2008

Power of Attorney

PowerShares India Exchange-Traded Fund Trust (the “Trust”)

                The undersigned, does hereby constitute and appoint Stuart M. Strauss of Clifford Chance US LLP his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

/s/ Marc M. Kole
Marc M. Kole

Date: February 22, 2008

Power of Attorney

PowerShares India Exchange-Traded Fund Trust (the “Trust”)

                The undersigned, does hereby constitute and appoint Stuart M. Strauss of Clifford Chance US LLP his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

/s/ D. Marc McMillan
D. Marc McMillan

Date: February 22, 2008

Power of Attorney

PowerShares India Exchange-Traded Fund Trust (the “Trust”)

                The undersigned, does hereby constitute and appoint Stuart M. Strauss of Clifford Chance US LLP his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

/s/ Philip M. Nussbaum
Philip M. Nussbaum

Date: February 22, 2008

Power of Attorney

PowerShares India Exchange-Traded Fund Trust (the “Trust”)

                The undersigned, does hereby constitute and appoint Stuart M. Strauss of Clifford Chance US LLP his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

/s/ Donald H. Wilson
Donald H. Wilson

Date: February 22, 2008

Power of Attorney

PowerShares India Exchange-Traded Fund Trust (the “Trust”)

                The undersigned, does hereby constitute and appoint Stuart M. Strauss of Clifford Chance US LLP his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

/s/ Paul Kilcullen
Paul Kilcullen

Date: February 22, 2008

Power of Attorney

PowerShares India Exchange-Traded Fund Trust (the “Trust”)

                The undersigned, does hereby constitute and appoint Stuart M. Strauss of Clifford Chance US LLP his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

/s/ Couldip Basanta Lala
Couldip Basanta Lala

Date: February 22, 2008